Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       ----------------------------------

         In connection with the Quarterly Report of Kushi Natural Foods Corp. (the "Company") on Form 10-Q SBfor the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. France, Treasurer Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      the Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ DANIEL A. FRANCE
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Daniel A. France, Treasurer
August 16, 2002